Exhibit 99.1

Sun Microsystems Delivers Another Quarter of Growth and Profitability

Reports Results for Third Quarter Fiscal Year 2007

SANTA CLARA, Calif. - April 24, 2007 - Sun Microsystems, Inc. (NASDAQ: SUNW) reported results today for its fiscal third quarter, which ended April 1, 2007.

Revenues for the third quarter of fiscal 2007 were $3.283 billion, an increase of 3.3 percent as compared with $3.177 billion for the third quarter of fiscal 2006. Total gross margin as a percent of revenues was 44.5 percent, an increase of 1.5 percentage points, as compared with the third quarter of fiscal 2006.

Net income for the third quarter of fiscal 2007 on a GAAP basis was $67 million, or $0.02 per share on a diluted basis, as compared with a net loss of $217 million, or ($0.06) per share, for the third quarter of fiscal 2006.

GAAP net income for the third quarter of fiscal 2007 included: $50 million of stock-based compensation charges, $35 million of restructuring and related impairment of assets charges, $75 million of purchase price accounting adjustments and intangible asset amortization charges related to acquisitions in fiscal 2006, benefits for $5 million of gain on equity investments, $54 million of settlement income and $8 million of related tax effects. The net impact of these six items reduced earnings per share on a diluted basis by approximately $0.02.

Cash generated from operations for the third quarter of fiscal 2007 was $175 million, and cash and marketable debt securities balance at the end of the quarter was $5.486 billion.

“With another quarter of profitability, we're seeing continued progress operationally, strategically and financially, and we remain committed to our fourth quarter goal of at least 4% operating profit,” said Jonathan Schwartz, president and CEO of Sun Microsystems. “The performance in our Software and Services businesses confirms the broad appeal of our software offerings in the quarter, and we look forward to further extending the reach of the Solaris™ 10 Operating System and leveraging strong partnerships with AMD, Fujitsu and Intel. Along with disciplined financial execution, we're focused on growth and look forward to increased momentum in the fourth quarter, fueled by the continued rise of JavaTM, increased adoption of Solaris and the competitiveness of our core systems and storage innovations.”

Sun has scheduled a conference call today to discuss its financial results for the third quarter fiscal year 2007 at 1:30 p.m. (PT), which is being broadcast live at www.sun.com/investors.

About Sun Microsystems, Inc.

A singular vision — “The Network Is The ComputerTM” — guides Sun in the development of technologies that power the world's most important markets. Sun's philosophy of sharing innovation and building communities is at the forefront of the next wave of computing: the Participation Age. Sun can be found in more than 100 countries and on the Web at http://sun.com.

This press release contains forward-looking statements regarding the future results and performance of Sun Microsystems, Inc., including statements regarding continued progress operationally, strategically and financially, Sun's commitment to its fourth quarter goal of at least 4% operating profit, extending the reach of the Solaris 10 Operating System, leveraging partnerships with AMD, Fujitsu and Intel, Sun's focus on growth, and increased momentum in the fourth quarter fueled by the continued rise of JavaTM, the increased adoption of Solaris and the competitiveness of Sun's core systems and storage innovations. These forward-looking statements involve risks and uncertainties and actual results could differ materially from those predicted in any such forward-looking statements. Factors that could cause Sun’s actual results to differ materially from those contained in such forward-looking statements include: risks associated with developing, designing, manufacturing and distributing new products; lack of success in technological advancements; pricing pressures; lack of customer acceptance of new products; the possibility of errors or defects in new products; competition; adverse business conditions; failure to retain key employees; the cancellation or delay of projects; the cancellation of or delay in implementation of the alliance with Intel; Sun's reliance on single-source suppliers; risks associated with Sun's ability to purchase a sufficient amount of components to meet demand; inventory risks; risks associated with Sun's international customers and operations; delays in product development or customer acceptance and implementation of new products and technologies; Sun's dependence on significant customers and specific industries; and Sun's dependence on channel partners. Please also refer to Sun's periodic reports that are filed from time to time with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended June 30, 2006 and its Quarterly Reports on Form 10-Q for the fiscal quarters ended October 1, 2006 and December 31, 2006. Sun assumes no obligation to, and does not currently intend to, update these forward-looking statements.

To supplement Sun's consolidated financial statements presented in accordance with GAAP, Sun provides non-GAAP net income (loss) and non-GAAP net income (loss) per share data. The presentation of these non-GAAP financial measures should be considered in addition to Sun's GAAP results and is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP. Sun's management believes that these non-GAAP financial measures provide meaningful supplemental information regarding its performance by excluding certain charges, gains and tax effects that may not be indicative of Sun's core business operating results. Sun believes that both management and investors benefit from referring to these non-GAAP financial measures in assessing Sun's performance. These non-GAAP financial measures also facilitate comparisons to Sun's historical performance and its competitors' operating results. Sun includes these non-GAAP financial measures because management believes they are useful to investors in allowing for greater transparency with respect to supplemental information used by management in its financial and operational decision making. Non-GAAP measures are reconciled to comparable GAAP measures in the table entitled “Non-GAAP Calculation of Net Income (Loss) Excluding Special Items “ following the text of this press release.

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Sun, Sun Microsystems, the Sun logo, Solaris, JavaTM and The Network Is The Computer are trademarks or registered trademarks of Sun Microsystems, Inc. in the United States and other countries.

Investor Contact:

Bret Schaefer

650-786-0123

bret.schaefer@sun.com

Press Contact:

Kathy Engle

415-294-4368

kathy.engle@sun.com

Industry Analyst Contact:

Melissa Selcher

650-787-1807

melissa.selcher@sun.com

SUN MICROSYSTEMS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(unaudited)

(in millions, except per share amounts)

	Three Months Ended		Nine Months Ended
	April 1, 2007	March 26, 2006	April 1, 2007	March 26, 2006
Net revenues:
Products	$2,060	$2,035	$6,279	$5,847
Services	1,223	1,142	3,759	3,393

Total net revenues	3,283	3,177	10,038	9,240
Cost of sales:
Cost of sales-products (including stock-based compensation expense of $3, $3, $10 and $8) (1)	1,148	1,152	3,499	3,341
Cost of sales-services (including stock-based compensation expense of $8, $7, $24 and $21) (1)	674	658	2,086	1,909

Total cost of sales	1,822	1,810	5,585	5,250

Gross margin	1,461	1,367	4,453	3,990
Operating expenses:
Research and development (including stock-based compensation expense of $15, $19, $49 and $54) (1)	514	523	1,494	1,503
Selling, general and administrative (including stock-based compensation expense of $24, $28, $83 and $79) (1)	957	1,020	2,893	2,904
Restructuring and related impairment of long-lived assets	35	36	82	58
Purchased in-process research and development	—	—	—	60

Total operating expenses	1,506	1,579	4,469	4,525

Operating loss	(45)	(212)	(16)	(535)
Gain on equity investments, net	5	4	5	31
Interest and other income, net	50	26	155	95
Settlement income	54	—	54	—

Income (loss) before income taxes	64	(182)	198	(409)
Provision (benefit) for income taxes	(3)	35	54	154

Net income (loss)	$67	$(217)	$144	$(563)

Net income (loss) per common share-basic	$0.02	$(0.06)	$0.04	$(0.16)

Net income (loss) per common share-diluted	$0.02	$(0.06)	$0.04	$(0.16)

Shares used in the calculation of net income (loss) per common share-basic	3,548	3,443	3,523	3,425

Shares used in the calculation of net income (loss) per common share-diluted	3,661	3,443	3,598	3,425

(1)	For the three months ended April 1, 2007 and March 26, 2006 and the nine months ended April 1, 2007 and March 26, 2006, respectively.

SUN MICROSYSTEMS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in millions)

	April 1, 2007	June 30, 2006*
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$3,292	$3,569
Short-term marketable debt securities	822	496
Accounts receivable, net	2,458	2,702
Inventories	567	540
Deferred and prepaid tax assets	230	209
Prepaid expenses and other current assets	793	757

Total current assets	8,162	8,273

Property, plant and equipment, net	1,586	1,812
Long-term marketable debt securities	1,372	783
Goodwill	2,571	2,610
Other acquisition-related intangible assets, net	694	929
Other non-current assets, net	665	675

	$15,050	$15,082

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Current portion of long-term debt and short-term borrowings	$1	$503
Accounts payable	1,214	1,446
Accrued payroll-related liabilities	759	777
Accrued liabilities and other	941	1,190
Deferred revenues	1,895	1,988
Warranty reserve	225	261

Total current liabilities	5,035	6,165

Long-term debt	1,270	575
Long-term deferred revenues	589	506
Other non-current obligations	1,264	1,492
Total stockholders’ equity	6,892	6,344

	$15,050	$15,082

*	Derived from audited financial statements

SUN MICROSYSTEMS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(unaudited, in millions)

	Nine Months Ended
	April 1, 2007	March 26, 2006
Cash flows from operating activities:
Net income (loss)	$144	$(563)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	388	440
Amortization of other acquisition related intangible assets	239	242
Deferred taxes	(20)	(9)
Impairment of assets	16	—
Gain on investments, net	—	(31)
Stock-based compensation expense	166	162
Purchased in-process research and development	—	60
Changes in operating assets and liabilities:
Accounts receivable, net	265	229
Inventories	(51)	30
Prepaid and other assets	(13)	264
Accounts payable	(222)	(6)
Other liabilities	(427)	(588)

Net cash provided by operating activities	485	230

Cash flows from investing activities:
Increase in restricted cash	(4)	(63)
Purchases of marketable debt securities	(2,465)	(1,652)
Proceeds from sales of marketable debt securities	1,041	4,038
Proceeds from maturities of marketable debt securities	523	289
Proceeds from sales of equity investments, net	8	17
Purchases of property, plant and equipment, net	(73)	(193)
Acquisition of spare parts and other assets	(91)	(53)
Payments for acquisitions, net of cash acquired	(10)	(3,150)

Net cash used in investing activities	(1,071)	(767)

Cash flows from financing activities:
Purchase of hedge on convertible notes	(83)	—
Proceeds from issuance of common stock, net	176	127
Proceeds from (principal payments on) borrowings and other obligations, net	216	—

Net cash provided by financing activities	309	127

Net decrease in cash and cash equivalents	(277)	(410)
Cash and cash equivalents, beginning of period	3,569	2,051

Cash and cash equivalents, end of period	$3,292	$1,641

SUN MICROSYSTEMS, INC.

NON-GAAP CALCULATION OF NET INCOME (LOSS) EXCLUDING SPECIAL ITEMS

(unaudited)

(in millions, except per share amounts)

	Three Months Ended		Nine Months Ended
	April 1, 2007	March 26, 2006	April 1, 2007	March 26, 2006
Calculation of net income (loss) excluding special items:
Net income (loss)*, **	$67	$(217)	$144	$(563)
Restructuring and related impairment of long-lived assets	35	36	82	58
Purchased in-process research and development	—	—	—	60
Gain on equity investments, net	(5)	(4)	(5)	(31)
Settlement income	(54)	—	(54)	—
Related tax effects	(8)	(4)	(19)	(11)

Net income (loss) excluding special items	$35	$(189)	$148	$(487)

Net income (loss) excluding special items per common share – basic	$0.01	$(0.06)	$0.04	$(0.14)

Net income (loss) excluding special items per common share – diluted	$0.01	$(0.06)	$0.04	$(0.14)

Shares used in the calculation of net income (loss) excluding special items per common share – basic	3,548	3,443	3,523	3,425

Shares used in the calculation of net income (loss) excluding special items per common share – diluted	3,661	3,443	3,598	3,425

*	Net income for the three and nine months ended April 1, 2007 included $50 million and $166 million of stock-based compensation expense or approximately $0.01 per share and $0.05 per share, respectively. Net loss for the three and nine months ended March 26, 2006 included $57 million and $162 million of stock-based compensation expense or approximately $0.02 per share and $0.05 per share, respectively.
**	Net income for the three and nine months ended April 1, 2007 included $75 million and $233 million of purchase price accounting adjustments and intangible asset amortization relating to our fiscal 2006 acquisitions or approximately $0.02 per share and $0.07 per share, respectively. Net loss for the three and nine months ended March 26, 2006 included $87 million and $354 million of purchase price accounting adjustments and intangible asset amortization relating to our fiscal 2006 acquisitions or approximately $0.03 per share and $0.10 per share, respectively.

SUN MICROSYSTEMS, INC.

OPERATIONS ANALYSIS – CONSOLIDATED (UNAUDITED)

STATEMENTS OF OPERATIONS	FY 2007				FY 2006					FY 2005
(in millions except per share amounts)	Q1	Q2	Q3	FY07	Q1	Q2	Q3	Q4	FY06	Q3	Q4	FY05
										(Restated)
NET REVENUES
Products	1,959	2,260	2,060	6,279	1,704	2,108	2,035	2,524	8,371	1,683	1,927	7,126
Services	1,230	1,306	1,223	3,759	1,022	1,229	1,142	1,304	4,697	944	1,047	3,944

TOTAL	3,189	3,566	3,283	10,038	2,726	3,337	3,177	3,828	13,068	2,627	2,974	11,070
Growth vs. prior year (%)	17.0%	6.9%	3.3%	8.6%	3.7%	17.5%	20.9%	28.7%	18.0%	-0.9%	-4.4%	-1.0%
Growth vs. prior quarter (%)	-16.7%	11.8%	-7.9%		-8.3%	22.4%	-4.8%	20.5%		-7.5%	13.2%

COST OF SALES
Products	1,123	1,228	1,148	3,499	966	1,223	1,152	1,486	4,827	975	1,130	4,119
Cost of settlement	0	0	0	0	0	0	0	0	0	0	0	55

Total	1,123	1,228	1,148	3,499	966	1,223	1,152	1,486	4,827	975	1,130	4,174
Services	678	734	674	2,086	558	693	658	703	2,612	565	613	2,307

TOTAL	1,801	1,962	1,822	5,585	1,524	1,916	1,810	2,189	7,439	1,540	1,743	6,481
% of revenue	56.5%	55.0%	55.5%	55.6%	55.9%	57.4%	57.0%	57.2%	56.9%	58.6%	58.6%	58.5%

GROSS MARGIN
Products	836	1,032	912	2,780	738	885	883	1,038	3,544	708	797	3,007
% of product revenue	42.7%	45.7%	44.3%	44.3%	43.3%	42.0%	43.4%	41.1%	42.3%	42.1%	41.4%	42.2%
Cost of settlement	0	0	0	0	0	0	0	0	0	0	0	(55)
% of product revenue	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	-0.8%

Total product margin	836	1,032	912	2,780	738	885	883	1,038	3,544	708	797	2,952
% of product revenue	42.7%	45.7%	44.3%	44.3%	43.3%	42.0%	43.4%	41.1%	42.3%	42.1%	41.4%	41.4%

Services gross margin	552	572	549	1,673	464	536	484	601	2,085	379	434	1,637
% of service revenue	44.9%	43.8%	44.9%	44.5%	45.4%	43.6%	42.4%	46.1%	44.4%	40.1%	41.5%	41.5%

Total excluding settlement	1,388	1,604	1,461	4,453	1,202	1,421	1,367	1,639	5,629	1,087	1,231	4,644
% of revenue	43.5%	45.0%	44.5%	44.4%	44.1%	42.6%	43.0%	42.8%	43.1%	41.4%	41.4%	42.0%
Cost of settlement	0	0	0	0	0	0	0	0	0	0	0	(55)
% of revenue	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	-0.5%

TOTAL GROSS MARGIN	1,388	1,604	1,461	4,453	1,202	1,421	1,367	1,639	5,629	1,087	1,231	4,589
% of revenue	43.5%	45.0%	44.5%	44.4%	44.1%	42.6%	43.0%	42.8%	43.1%	41.4%	41.4%	41.5%

R&D	473	507	514	1,494	439	541	523	543	2,046	450	472	1,785
% of revenue	14.8%	14.2%	15.7%	14.9%	16.1%	16.2%	16.5%	14.2%	15.7%	17.1%	15.9%	16.1%
PURCHASED IN PROCESS R&D	0	0	0	0	60	0	0	0	60	0	0	0
% of revenue	0.0%	0.0%	0.0%	0.0%	2.2%	0.0%	0.0%	0.0%	0.5%	0.0%	0.0%	0.0%
SG&A	958	978	957	2,893	828	1,056	1,020	1,133	4,037	735	788	2,919
% of revenue	30.0%	27.4%	29.2%	28.8%	30.4%	31.6%	32.1%	29.6%	30.9%	28.0%	26.5%	26.4%
RESTRUCTURING CHARGES	21	26	35	82	12	10	36	228	286	44	86	262
% of revenue	0.7%	0.7%	1.1%	0.8%	0.4%	0.3%	1.1%	6.0%	2.2%	1.7%	2.9%	2.4%
IMPAIRMENT EXPENSE	0	0	0	0	0	0	0	70	70	0	0	0
% of revenue	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	1.8%	0.5%	0.0%	0.0%	0.0%

TOTAL OPERATING EXPENSES	1,452	1,511	1,506	4,469	1,339	1,607	1,579	1,974	6,499	1,229	1,346	4,966
% of revenue	45.5%	42.4%	45.9%	44.5%	49.1%	48.2%	49.7%	51.6%	49.7%	46.8%	45.3%	44.9%

OPERATING INCOME (LOSS)	(64)	93	(45)	(16)	(137)	(186)	(212)	(335)	(870)	(142)	(115)	(377)
Operating margin	-2.0%	2.6%	-1.4%	-0.2%	-5.0%	-5.6%	-6.7%	-8.8%	-6.7%	-5.4%	-3.9%	-3.4%

Interest and other income, net	42	63	50	155	44	25	26	19	114	37	32	133
Gain (loss) on equity investments, net	0	0	5	5	13	14	4	(4)	27	2	(1)	6
Settlement income	0	0	54	54	0	0	0	54	54	54	0	54
PRETAX INCOME (LOSS)	(22)	156	64	198	(80)	(147)	(182)	(266)	(675)	(49)	(84)	(184)
Pretax income (loss) margin	-0.7%	4.4%	1.9%	2.0%	-2.9%	-4.4%	-5.7%	-6.9%	-5.2%	-1.9%	-2.8%	-1.7%

INCOME TAX PROVISION (BENEFIT)	34	23	(3)	54	43	76	35	35	189	(21)	(134)	(77)
TAX RATE (%)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

NET INCOME (LOSS) (Reported)*****	(56)	133	67	144	(123)	(223)	(217)	(301)	(864)	(28)	50	(107)
Growth vs. prior year (%)	54.5%	159.6%	130.9%	125.6%	7.5%	-5675.0%	-675.0%	-702.0%	-707.5%	96.3%	-93.6%	72.4%
Growth vs. prior quarter (%)	81.4%	337.5%	-49.6%		-346.0%	-81.3%	2.7%	-38.7%		-800.0%	278.6%
Net income (loss) margin	-1.8%	3.7%	2.0%	1.4%	-4.5%	-6.7%	-6.8%	-7.9%	-6.6%	-1.1%	1.7%	-1.0%

EPS (Diluted) (Reported)	(0.02)	0.04	0.02	0.04	(0.04)	(0.07)	(0.06)	(0.09)	(0.25)	(0.01)	0.01	(0.03)
Growth vs. prior year (%)	50.0%	157.1%	133.3%	125.0%	0.0%	-100.0%	-500.0%	-1000.0%	-733.3%	95.7%	-95.7%	75.0%
Growth vs. prior quarter (%)	77.8%	300.0%	-50.0%		-500.0%	-75.0%	14.3%	-50.0%		N/A	100.0%

SHARES (CSE)(Diluted)	3,497	3,626	3,661	3,598	3,407	3,424	3,443	3,475	3,437	3,376	3,410	3,368
OUTSTANDING SHARES	3,512	3,540	3,554	3,554	3,409	3,458	3,470	3,505	3,505	3,381	3,408	3,408

The information above for the fiscal year ended June 30, 2005 has been restated to reflect the adjustments that are further discussed in our Annual Report on Form 10-K, filed with the SEC on September 13, 2005.

	FY 2007				FY 2006					FY 2005
(in millions)	Q1	Q2	Q3	FY07	Q1	Q2	Q3	Q4	FY06	Q3	Q4	FY05
REVENUE BY GEOGRAPHY***
UNITED STATES ($M)	1,361	1,415	1,283	4,059	1,168	1,400	1,357	1,610	5,535	982	1,175	4,392
Growth vs. prior year (%)	16.5%	1.1%	-5.5%	3.4%	5.7%	23.9%	38.2%	37.0%	26.0%	-5.3%	-13.3%	-7.9%
Growth vs. prior quarter (%)	-15.5%	4.0%	-9.3%		-0.6%	19.9%	-3.1%	18.6%		-13.1%	19.7%
INTERNATIONAL AMERICAS ($M)	197	230	195	622	138	190	185	242	755	144	171	590
Growth vs. prior year (%)	42.8%	21.1%	5.4%	21.2%	25.5%	15.2%	28.5%	41.5%	28.0%	5.9%	8.2%	5.0%
Growth vs. prior quarter (%)	-18.6%	16.8%	-15.2%		-19.3%	37.7%	-2.6%	30.8%		-12.7%	18.8%
EMEA ($M)	1,109	1,311	1,212	3,632	966	1,224	1,115	1,341	4,646	1,009	1,133	4,152
Growth vs. prior year (%)	14.8%	7.1%	8.7%	9.9%	-0.7%	18.0%	10.5%	18.4%	11.9%	0.7%	4.2%	5.3%
Growth vs. prior quarter (%)	-17.3%	18.2%	-7.6%		-14.7%	26.7%	-8.9%	20.3%		-2.7%	12.3%
APAC ($M)	522	610	593	1,725	454	523	520	635	2,132	492	495	1,936
Growth vs. prior year (%)	15.0%	16.6%	14.0%	15.2%	3.2%	2.8%	5.7%	28.3%	10.1%	3.4%	-2.9%	1.2%
Growth vs. prior quarter (%)	-17.8%	16.9%	-2.8%		-8.3%	15.2%	-0.6%	22.1%		-3.3%	0.6%
% of Total Revenue
UNITED STATES (%)	42.7%	39.7%	39.1%	40.4%	42.8%	42.0%	42.7%	42.1%	42.4%	37.4%	39.6%	39.7%
INTERNATIONAL AMERICAS (%)	6.2%	6.4%	5.9%	6.2%	5.1%	5.7%	5.8%	6.3%	5.8%	5.5%	5.7%	5.3%
EMEA (%)	34.7%	36.8%	36.9%	36.2%	35.4%	36.6%	35.1%	35.0%	35.5%	38.4%	38.1%	37.5%
APAC (%)	16.4%	17.1%	18.1%	17.2%	16.7%	15.7%	16.4%	16.6%	16.3%	18.7%	16.6%	17.5%

PRODUCTS AND SERVICES REVENUE
COMPUTER SYSTEMS PRODUCTS ($M)	1,468	1,634	1,500	4,602	1,274	1,438	1,474	1,811	5,997	1,391	1,576	5,826
Growth vs. prior year (%)	15.2%	13.6%	1.8%	9.9%	-5.9%	-4.5%	6.0%	14.9%	2.9%	1.9%	-3.8%	-0.5%
Growth vs. prior quarter (%)	-18.9%	11.3%	-8.2%		-19.2%	12.9%	2.5%	22.9%		-7.6%	13.3%
DATA MANAGEMENT PRODUCTS ($M)	491	626	560	1,677	430	670	561	713	2,374	292	351	1,300
Growth vs. prior year (%)	14.2%	-6.6%	-0.2%	1.0%	33.5%	100.0%	92.1%	103.1%	82.6%	-15.6%	-17.8%	-13.4%
Growth vs. prior quarter (%)	-31.1%	27.5%	-10.5%		22.5%	55.8%	-16.3%	27.1%		-12.8%	20.2%
SUPPORT SERVICES ($M)	987	1,001	950	2,938	835	953	904	986	3,678	734	778	3,031
Growth vs. prior year (%)	18.2%	5.0%	5.1%	9.1%	12.1%	23.1%	23.2%	26.7%	21.3%	0.4%	-1.8%	1.1%
Growth vs. prior quarter (%)	0.1%	1.4%	-5.1%		7.3%	14.1%	-5.1%	9.1%		-5.2%	6.0%
PROFESSIONAL SERVICES & EDUCATIONAL SERVICES ($M)	243	305	273	821	187	276	238	318	1,019	210	269	913
Growth vs. prior year (%)	29.9%	10.5%	14.7%	17.1%	-9.7%	21.6%	13.3%	18.2%	11.6%	0.5%	6.7%	9.9%
Growth vs. prior quarter (%)	-23.6%	25.5%	-10.5%		-30.5%	47.6%	-13.8%	33.6%		-7.5%	28.1%

NET BOOKINGS ($M)**	3,036	3,603	3,238	9,877	2,413	3,018	2,680	3,376	11,487	2,536	3,078	11,043
Growth vs. prior year (%)	25.8%	19.4%	20.8%	21.8%	-1.6%	1.4%	5.7%	9.7%	4.0%	-3.1%	-3.2%	-2.4%
Growth vs. prior quarter (%)	-10.1%	18.7%	-10.1%		-21.6%	25.1%	-11.2%	26.0%		-14.8%	21.4%
PRODUCT BACKLOG ($M)*, **	994	1,021	975		718	1,021	980	1,099		701	805

*	Our product backlog includes orders for which customer-requested delivery is scheduled within six months and orders that have been specified by the customers for which products have been shipped but revenue has been deferred.
**	The numbers presented prior to Q1 fiscal 2007 did not contain StorageTek information and should not be viewed as comparable.
***	Geographic revenue reported for FY06, Q1FY07 and Q2FY07 has been adjusted to reflect a correction in intercompany revenue to properly report country of origin.

BALANCE SHEETS	FY 2007				FY 2006					FY 2005
(in millions)	Q1	Q2	Q3		Q1	Q2	Q3	Q4		Q3	Q4
										(Restated)
CASH & ST INVESTMENTS	3,971	3,456	4,114		2,501	2,449	2,872	4,065		3,135	3,396
ACCOUNTS RECEIVABLE, NET	2,036	2,331	2,458		2,087	2,289	2,301	2,702		2,020	2,231
RAW MATERIALS	119	126	106		82	95	49	68		75	48
WORK IN PROCESS	92	106	101		183	134	125	97		121	121
FINISHED GOODS	373	373	360		286	321	400	375		192	262

TOTAL INVENTORIES	584	605	567		551	550	574	540		388	431
OTHER CURRENT ASSETS	961	970	1,023		998	933	966	966		1,419	1,133

TOTAL CURRENT ASSETS	7,552	7,362	8,162		6,137	6,221	6,713	8,273		6,962	7,191
PP&E, NET	1,583	1,579	1,586		1,901	1,914	1,880	1,812		1,851	1,769
GOODWILL	2,566	2,571	2,571		2,466	2,472	2,487	2,610		441	441
LT MARKETABLE DEBT SECURITIES	700	1,381	1,372		2,032	1,827	1,557	783		4,222	4,128
OTHER NON-CURRENT ASSETS, NET	1,493	1,409	1,359		1,938	1,874	1,733	1,604		704	661

TOTAL ASSETS	13,894	14,302	15,050		14,474	14,308	14,370	15,082		14,180	14,190

SHORT TERM BORROWINGS	2	1	1		512	508	505	503		0	0
ACCOUNTS PAYABLE	1,292	1,331	1,214		1,091	1,214	1,315	1,446		1,071	1,167
ACCRUED LIABILITIES & OTHER	1,968	2,026	1,925		2,147	1,905	1,918	2,228		2,090	1,951
DEFERRED REVENUES	1,695	1,631	1,895		1,507	1,541	1,684	1,988		1,399	1,648

TOTAL CURRENT LIABILITIES	4,957	4,989	5,035		5,257	5,168	5,422	6,165		4,560	4,766
LT DEBT	582	579	1,270		603	593	585	575		1,116	1,123
LT DEFERRED REVENUES	558	567	589		549	469	472	506		519	544
OTHER NON-CURRENT OBLIGATIONS	1,388	1,396	1,264		1,410	1,585	1,504	1,492		1,429	1,083
STOCKHOLDERS’ EQUITY	6,409	6,771	6,892		6,655	6,493	6,387	6,344		6,556	6,674

TOTAL LIABILITIES & SE	13,894	14,302	15,050		14,474	14,308	14,370	15,082		14,180	14,190

CASH FLOW	Q1	Q2	Q3	FY07	Q1	Q2	Q3	Q4	FY06	Q3	Q4	FY05
OPERATING ACTIVITIES	157	153	175	485	224	(191)	197	410	640	(2)	195	369
INVESTING ACTIVITIES	109	(1,037)	(143)	(1,071)	(770)	(214)	217	1,346	579	(345)	238	(425)
FINANCING ACTIVITIES	(473)	135	647	309	3	90	34	172	299	18	84	(34)

KEY METRICS	Q1	Q2	Q3		Q1	Q2	Q3	Q4		Q3	Q4
INVENTORY TURNS (hist.)	13.6	13.4	13.6		13.4	13.7	10.8	15.3		15.0	14.5
INVENTORY TURNS-PRODUCT ONLY (hist.)	8.8	8.6	8.7		8.6	8.8	6.9	9.9		9.7	9.3
DAYS SALES OUTSTANDING	57	59	67		69	62	65	64		69	68
DAYS PAYABLES OUTSTANDING	(65)	(61)	(60)		(64)	(57)	(65)	(59)		(63)	(60)
DAYS OF SUPPLY ON HAND	29	28	28		33	26	29	22		23	22
L-T DEBT/EQUITY (%)	9.1%	8.6%	18.4%		9.1%	9.1%	9.2%	9.1%		17.0%	16.8%
ROE (12 mo. avg.)(%)	-12.4%	-6.8%	-2.4%		-1.5%	-4.9%	-7.8%	-13.4%		9.6%	-1.6%
BOOK VALUE PER SHARE ($)	1.82	1.91	1.94		1.95	1.89	1.84	1.81		1.94	1.96
PRICE PER SHARE @ CLOSE	4.95	5.42	6.01		3.87	4.36	4.97	4.15		4.03	3.73
ROA (12 mo. avg.)(%)	-5.5%	-3.1%	-1.1%		-0.7%	-2.3%	-3.6%	-5.9%		4.4%	-0.8%
DEPREC. & AMORT. ($M)	204	214	209		189	265	228	224		191	198
CAPITAL INVESTMENTS, NET ($M)*	(160)	81	152		48	82	63	122		58	58
SPARES INVESTMENTS ($M)	34	24	33		20	20	13	20		26	22
NUMBER OF EMPLOYEES	36,250	34,667	34,494		38,588	38,802	38,312	38,061		31,999	31,117
REV. PER EMP. (12 mo.)($K)	373.3	397.3	402.0		289.4	300.6	314.8	343.3		350.2	355.8
GM PER EMP. (12mo.)($K)	160.4	173.2	176.6		122.3	127.3	134.6	147.9		143.2	147.5
OP EXP AS % OF REV (12mo.)	48.9%	47.4%	46.5%		45.8%	47.3%	48.1%	49.7%		46.9%	44.9%
NET INCOME (LOSS) PER EMP. (12mo.)($K)	(22.0)	(12.7)	(4.6)		(2.5)	(8.4)	(13.2)	(22.7)		19.5	(3.4)

The information above has been restated to reflect the adjustments that are further discussed in our Annual Report on Form 10-K for the fiscal year ended June 30, 2005, filed with the SEC on September 13, 2005.

*	Included in the Q1 fiscal 2007 capital investments, net, are the cash proceeds of approximately $214 million from the sale of our Newark, California facility.

NON-GAAP CALCULATION OF NET INCOME (LOSS) EXCLUDING SPECIAL ITEMS	FY2007				FY 2006					FY 2005
(in millions except per share amounts)	Q1	Q2	Q3	FY07	Q1	Q2	Q3	Q4	FY06	Q3*	Q4***	FY05*
										(Restated)
GAAP net income (loss)****, *****	(56)	133	67	144	(123)	(223)	(217)	(301)	(864)	(28)	50	(107)
Purchased in-process research and development	0	0	0	0	60	0	0	0	60	0	0	0
Restructuring and related impairment of long-lived assets	21	26	35	82	12	10	36	228	286	44	86	262
Loss (gain) on equity investments, net	0	0	(5)	(5)	(13)	(14)	(4)	4	(27)	(2)	1	(6)
Impairment expense	0	0	0	0	0	0	0	70	70	0	0	0
Settlement income	0	0	(54)	(54)	0	0	0	(54)	(54)	(54)	0	(54)
Settlement of litigation**	0	0	0	0	0	0	0	0	0	0	0	55
Valuation allowance on deferred tax assets	0	0	0	0	0	0	0	0	0	(34)	0	(34)
Related tax effects	(7)	(4)	(8)	(19)	(4)	(3)	(4)	(8)	(19)	(7)	(6)	(26)

Net income (loss) excluding special items	(42)	155	35	148	(68)	(230)	(189)	(61)	(548)	(81)	131	90
Growth vs. prior year (%)	38.2%	167.4%	118.5%	130.4%	-351.9%	-1869.2%	133.3%	-146.6%	-708.9%	68.1%	174.4%	111.4%
EPS (Diluted) excluding special items	(0.01)	0.04	0.01	0.04	(0.02)	(0.07)	(0.06)	(0.02)	(0.16)	(0.02)	0.04	0.03
Growth vs. prior year (%)	50.0%	157.1%	116.7%	126.7%	-300.0%	-100.0%	-200.0%	-150.0%	633.3%	75.0%	180.0%	112.5%

SHARES (CSE)(Diluted)	3,497	3,626	3,661	3,598	3,407	3,424	3,443	3,475	3,437	3,376	3,410	3,368
OUTSTANDING SHARES	3,512	3,540	3,554	3,554	3,409	3,458	3,470	3,505	3,505	3,381	3,408	3,408

*	The non-GAAP calculation of Net income (loss) excluding special items for the three month period ended March 27, 2005 and year ended June 30, 2005 includes a $69 million benefit for the impact of the change in Dutch withholding tax legislation which was effected in the third quarter of fiscal 2005 and a $213 million benefit arising from adjustments to our income tax reserves resulting from the conclusion of a U.S. and foreign income tax audit.
**	Included in Cost of sales – products
***	The non-GAAP calculation of net income excluding special items for the three months ended June 30, 2005 includes a $213 million benefit arising from adjustments to our income tax reserves resulting from the conclusion of a U.S. and foreign income tax audit.
****	Net income (loss) for the three months ended April 1, 2007, December 31, 2006, and October 1, 2006 included $50 million, $58 million, and $58 million of stock-based compensation expense or approximately $0.01 per share, $0.02 per share and and $0.02 per share, respectively.
Net income (loss) for the three months ended March 26, 2006, three months ended December 25, 2005 and three months ended September 25, 2005 included $57 million, $55 million and $50 million of stock-based compensation expense or approximately $0.02 per share, $0.02 per share and $0.01 per share, respectively.
*****	Net income (loss) for the three months ended April 1, 2007, December 31, 2006 and October 1, 2006, included $75 million, $79 million, $79 million of purchase price accounting adjustments and intangible asset amortization relating to our fiscal 2006 acquisitions or approximately $0.02 per share, $0.02 per share and $0.02 per share, respectively. Net loss for the three months ended March 26, 2006, three month ended December 25, 2005 and three months ended September 25, 2005 included $87 million, $145 million and $122 million of purchase price accounting adjustments and intangible asset amortization relating to our fiscal 2006 acquisitions or approximately $0.03 per share, $0.04 per share and $0.04 per share, respectively.

The information above for the fiscal year ended June 30, 2005 has been restated to reflect the adjustments that are further discussed in our Annual Report on Form 10-K, filed with the SEC on September 13, 2005.